Supplemental Financial Information
Third Quarter 2012

EdR™

Cooperstown II

Moving Forward with
University of Kentucky Phase II

Cooperstown I

Wildcat Lodge

Blazer Hall

Haggin Hall

Table of Contents

Financial Highlights	1

Balance Sheet	2

Operating Results	3

Funds From Operations	4

Community Operating Results	5

Community Statistics	6

Same-Community Statistics	7

Summary Leasing Results	8

Same-Community Leasing Results- Sorted by Occupancy Change	9

Same-Community Leasing Results - Sorted by Rate Change	10

Same-Community Leasing Results - Sorted by Revenue Change	11

New-Community Leasing Results	12

Owned Development Summary	13

Third-Party Development Summary	14

Capital Structure	15

Community Listing - Owned	16

Investor Relations	17

Definitions	18

Safe Harbor Statement	19

Third Quarter 2012

Financial Highlights

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended September 30,				Nine months ended September 30,
	2012	2011	$ Chg	% Chg	2012	2011	$ Chg	% Chg

Same-community revenue	$23,091	$22,564	$527	2.3%	$74,735	$70,902	$3,833	5.4%
Total community revenue	30,464	23,431	7,033	30.0%	94,285	72,363	21,922	30.3%
Total revenue	34,503	27,912	6,591	23.6%	104,640	84,645	19,995	23.6%

Same-community net operating income	7,775	7,149	626	8.8%	36,021	32,946	3,075	9.3%
Total community net operating income	10,603	7,511	3,092	41.2%	45,515	33,643	11,872	35.3%
Total operating income	(2,170)	(1,418)	(752)	(53.0)%	7,815	7,441	374	5.0%

Net Income	489	(6,466)	6,955	NM	3,633	(5,235)	8,868	NM
Per share - basic & diluted	—	0.09	(0.09)	NM	0.04	(0.07)	0.11	NM

Funds from operations (FFO)	4,159	499	3,660	NM	24,808	13,819	10,989	79.5%
Per weighted average share/unit (1)	0.04	0.01	0.03	NM	0.25	0.19	0.06	31.6%

Core funds from operations (Core FFO)	5,856	2,362	3,494	147.9%	30,086	20,114	9,972	49.6%
Per weighted average share/unit (1)	$0.06	$0.03	$0.03	100.0%	$0.31	$0.27	$0.04	14.8%

BALANCE SHEET DATA:
	9/30/2012	12/31/2011
Debt to gross assets	24.0%	31.3%
Net debt to enterprise value	13.6%	22.9%
Interest coverage ratio (TTM)	3.7	2.7

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact.
See page 4 for a detailed calculation.

Third Quarter 2012	Page 1

Balance Sheet

(Amount in thousands, except share and per share data)	September 30, 2012	December 31, 2011
Assets	(unaudited)
Collegiate housing properties, net (1)	$797,427	$803,519
Assets under development	181,391	56,648
Cash and cash equivalents	127,623	75,813
Restricted cash	5,995	4,826
Other assets	57,515	37,003
	$1,169,951	$977,809
Total assets

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$322,549	$358,504
Unsecured revolving credit facility	—	—
Accounts payable and accrued expenses	49,818	31,766
Deferred revenue	18,980	14,409
Total liabilities	391,347	404,679

Commitments and contingencies	—	—

Redeemable noncontrolling interests	9,066	9,776

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 112,863,970 and 91,800,688 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively	1,129	918
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	861,389	662,657
Accumulated deficit	(98,075)	(101,708)
Total EdR stockholders' equity	764,443	561,867
Noncontrolling interest	5,095	1,487
Total equity	769,538	563,354

Total liabilities and equity	$1,169,951	$977,809

(1) Amount is net of accumulated depreciation of $174,340 and $166,336 as of September 30, 2012 and December 31, 2011, respectively.

Third Quarter 2012	Page 2

Operating Results

(Amounts in thousands, except per share data, unaudited)

	Three months ended September 30, 2012			Nine months ended September 30, 2012
	2012	2011	$ Change	2012	2011	$ Change
Revenues:
Collegiate housing leasing revenue	$30,464	$23,431	$7,033	$94,285	$72,363	$21,922
Third-party development consulting services	145	1,132	(987)	490	3,481	(2,991)
Third-party management services	879	846	33	2,451	2,425	26
Operating expense reimbursements	3,015	2,503	512	7,414	6,376	1,038
Total revenues	34,503	27,912	6,591	104,640	84,645	19,995
Operating expenses:
Collegiate housing leasing operations	19,861	15,920	3,941	48,770	38,720	10,050
Development and management services	1,493	1,466	27	4,756	4,132	624
General and administrative	1,635	1,592	43	5,292	4,400	892
Development pursuit and acquisition costs	216	108	108	609	259	350
Ground lease expense	1,696	1,365	331	4,716	4,097	619
Depreciation and amortization	8,757	6,376	2,381	25,268	19,220	6,048
Reimbursable operating expenses	3,015	2,503	512	7,414	6,376	1,038
Total operating expenses	36,673	29,330	7,343	96,825	77,204	19,621

Operating loss	(2,170)	(1,418)	(752)	7,815	7,441	374

Nonoperating expenses:
Interest expense	3,354	4,176	(822)	10,941	13,036	(2,095)
Amortization of deferred financing costs	288	352	(64)	911	900	11
Interest income	(108)	(37)	(71)	(152)	(129)	(23)
Loss on extinguishment of debt	—	—	—	—	351	(351)
Total nonoperating expenses	3,534	4,491	(957)	11,700	14,158	(2,458)

Loss before equity in earnings (losses) of unconsolidated entities, income taxes and discontinued operations	(5,704)	(5,909)	205	(3,885)	(6,717)	2,832
Equity in earnings (losses) of unconsolidated entities	(39)	(390)	351	(340)	(408)	68
Loss before income taxes and discontinued operations	(5,743)	(6,299)	556	(4,225)	(7,125)	2,900
Less: Income tax benefit	(638)	(60)	(578)	(1,117)	(278)	(839)
Loss from continuing operations	(5,105)	(6,239)	1,134	(3,108)	(6,847)	3,739
Income (loss) from discontinued operations	5,474	(318)	5,792	6,767	1,672	5,095
Net income (loss)	369	(6,557)	6,926	3,659	(5,175)	8,834
Less: Net loss attributable to the noncontrolling interests	(120)	(91)	(29)	26	60	(34)
Net income (loss) attributable to Education Realty Trust, Inc.	$489	$(6,466)	$6,955	$3,633	$(5,235)	$8,868

Earnings per share information:
Net income (loss) attributable to Education Realty Trust, Inc. common stockholders per share - basic and diluted	$—	$0.09	$(0.09)	$0.04	$(0.07)	$0.11

Weighted-average shares of common stock outstanding – basic and diluted	103,929	73,061		97,259	72,040

Third Quarter 2012	Page 3

Funds From Operations

(Amounts in thousands, except per share data, unaudited)

	Three months ended September 30,			Nine months ended September 30,
	2012	2011	Change	2012	2011	Change
Net income (loss) attributable to EdR	$489	$(6,466)	$6,955	$3,633	$(5,235)	$8,868

Gain on sale of collegiate housing assets (1)	(5,255)	—	(5,255)	(5,427)	(2,388)	(3,039)
Real estate related depreciation and amortization	8,920	6,693	2,227	26,199	20,797	5,402
Equity portion of real estate depreciation and amortization on equity investees	53	107	(54)	178	329	(151)
Equity portion of loss on sale of student housing property on equity investees	—	256	(256)	88	256	(168)
Noncontrolling interests	(48)	(91)	43	137	60	77
Funds from operations ("FFO")	4,159	499	3,660	24,808	13,819	10,989

FFO adjustments:
Loss on extinguishment of debt (1)	—	—	—	—	757	(757)
Acquisition costs	155	108	47	609	480	129
Straight-line adjustment for ground leases (2)	1,062	1,051	11	3,208	3,157	51
FFO adjustments:	1,217	1,159	58	3,817	4,394	(577)

FFO on Participating Developments:(3)
Interest on loan to Participating Development	460	460	—	1,370	1,138	232
Development fees on Participating Development, net of costs and taxes	20	244	(224)	91	763	(672)
FFO on Participating Developments	480	704	(224)	1,461	1,901	(440)

Core funds from operations ("Core FFO")	$5,856	$2,362	$3,494	$30,086	$20,114	$9,972

FFO per weighted average share/unit (4)	$0.04	$0.01	$0.03	$0.25	$0.19	$0.06
Core FFO per weighted average share/unit (4)	$0.06	$0.03	$0.03	$0.31	$0.27	$0.04

Weighted average shares/units (4)	104,996	74,172	30,824	98,336	73,151	25,185

(1) All of or a portion of these amounts may be included in discontinued operations and may not be visible on the face of our statement of operations on page 3.
(2) This represents the straight-line rent expense adjustment required by GAAP related to ground leases at three communities. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3) FFO on participating developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for development fees is calculated under the same percentage of completion method of accounting used for third-party development fees. The adjustment for interest income is based on terms of the loan.

(4) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

Third Quarter 2012	Page 4

Community Operating Results

(Amounts in thousands, unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	$ Change	% Change	2012	2011	$ Change	% Change
Revenues
Same-communities	$23,091	$22,564	$527	2.3%	$74,735	$70,902	$3,833	5.4%
New-communities (1)	7,373	867	6,506	NM	19,550	1,461	18,089	NM
Total revenues	30,464	23,431	7,033	30.0%	94,285	72,363	21,922	30.3%

Operating expenses (2)
Same-communities	15,316	15,415	(99)	(0.6)%	38,714	37,956	758	2.0%
New-communities (1)	4,545	505	4,040	NM	10,056	764	9,292	NM
Total operating expenses	19,861	15,920	3,941	24.8%	48,770	38,720	10,050	26.0%

Net operating income
Same-communities	7,775	7,149	626	8.8%	36,021	32,946	3,075	9.3%
New-communities (1)	2,828	362	2,466	NM	9,494	697	8,797	NM
Total net operating income	$10,603	$7,511	$3,092	41.2%	$45,515	$33,643	$11,872	35.3%

(1) See page 11 of this supplement for a listing of which communities are categorized as same-communities and which are new communities.
(2) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges plus regional and other corporate costs of supporting the communities.

NOTE: This table excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Troy Place, The Reserve at Jacksonville, The Reserve at Martin, The Chase at Murray and Clemson Place (all sold in January 2011), Collegiate Village and Clayton Station (both sold in Q2 2011) and NorthPointe and The Reserve on Frankford (both sold in Q3 2012).

Third Quarter 2012	Page 5

Community Statistics

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Change		2012	2011	Change
Occupancy
Physical	88.0%	91.1%	(310)	bps	89.3%	90.9%	(160)	bps
Economic	75.1%	77.0%	(190)	bps	85.0%	84.7%	30	bps

NarPAB	$396	$368	7.6%		$439	$392	12.0%
Other income per avail. bed	$45	$33	36.4%		$34	$26	30.8%
RevPAB	$441	$401	10.0%		$473	$418	13.2%

Operating expense per bed	$288	$273	5.5%		$244	$224	8.9%

Operating margin	34.8%	32.1%	270	bps	48.3%	46.5%	180	bps

Design Beds	68,987	58,394	18.1%		199,499	172,934	15.4%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.
See note on Pg. 5.

Third Quarter 2012	Page 6

Same-Community Statistics

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Change		2012	2011	Change
Occupancy
Physical	87.9%	91.4%	(350)	bps	90.4%	91.1%	(70)	bps
Economic	75.4%	77.6%	(220)	bps	85.5%	85.1%	40	bps

NarPAB	$374	$366	2.2%		$413	$392	5.4%
Other income per avail. bed	$34	$32	6.3%		$27	$25	8.0%
RevPAB	$408	$398	2.5%		$440	$417	5.5%

Operating expense per bed	$270	$272	(0.7)%		$228	$223	2.2%

Operating margin	33.7%	31.7%	200	bps	48.2%	46.5%	170	bps

Design Beds	56,636	56,637	—%		169,904	169,907	—%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.
See note on Pg. 5.

Third Quarter 2012	Page 7

Summary Leasing Results

		Occupancy at September 30,		Change In
Community Type	Design Beds	2012	2011	Occupancy	Rate	Total Revenue

Same-community portfolio	20,761	90.5%	94.7%	(4.2)%	5.1%	0.9%
New-communities
New Developments	1,339	96.7%	N/A	N/A	N/A	N/A
New Acquisitions	5,474	91.7%	N/A	N/A	N/A	N/A
Total new-community	6,813	92.7%	N/A	N/A	N/A	N/A

Total owned communities	27,574	91.0%	N/A	N/A	N/A	N/A

Note: Leasing data above includes NorthPointe and The Reserve on Frankford, which were both sold after the completion of the current leasing cycle. Excluding these communities, same-community opening occupancy change would have been (4.5%), the rate increase would have been 5.0% and total revenue increase would have been 0.5%.

Third Quarter 2012	Page 8

Same-Community Leasing Results - Sorted by Occupancy Change

		Design		2012-2013		2011-2012		Change In
Community	Primary University	Beds		Leases	%	Leases	%	Occupancy	Rate	Revenue
The Pointe at Western	Western Michigan University	876		808	92.2%	668	76.3%	16.0%	(1.8)%	14.2%
College Grove	Middle Tennessee State University	864		796	92.1%	736	85.2%	6.9%	3.3%	10.2%
River Pointe	University of West Georgia	504		495	98.2%	472	93.7%	4.6%	3.6%	8.2%
The Reserve on Perkins	Oklahoma State University	732		726	99.2%	710	97.0%	2.2%	6.0%	8.2%
Pointe West	University of South Carolina	480		480	100.0%	471	98.1%	1.9%	7.5%	9.2%
NorthPointe	University of Arizona	912	(1)	871	95.5%	856	93.9%	1.6%	4.8%	6.4%
The Reserve at Columbia	University of Missouri	676		676	100.0%	673	99.6%	0.4%	6.7%	7.1%
University Village on Colvin	Syracuse University	432		432	100.0%	431	99.8%	0.2%	5.6%	5.8%
GrandMarc at the Corner	University of Virginia	641		574	89.5%	573	89.4%	0.2%	4.9%	5.1%
Campus Creek	University of Mississippi	636		636	100.0%	636	100.0%	—%	15.6%	15.6%
Cape Trails	Southeast Missouri State University	360		360	100.0%	360	100.0%	—%	5.7%	5.7%
Carrollton Crossing	University of West Georgia	336		336	100.0%	336	100.0%	—%	5.3%	5.3%
Players Club	Florida State University	336		336	100.0%	336	100.0%	—%	4.3%	4.3%
Wertland Square	University of Virginia	152		152	100.0%	152	100.0%	—%	3.9%	3.9%
Jefferson Commons	University of Virginia	82		82	100.0%	82	100.0%	—%	2.4%	2.4%
The Pointe	Pennsylvania State University	984		983	99.9%	984	100.0%	(0.1)%	6.3%	6.2%
Commons on Kinnear	The Ohio State University	502		501	99.8%	502	100.0%	(0.2)%	4.6%	4.4%
Campus Lodge	University of Florida	1,115		1,053	94.4%	1,078	96.7%	(2.3)%	5.3%	3.0%
The Reserve on Frankford	Texas Tech University	737	(1)	677	91.9%	715	97.0%	(5.2)%	6.8%	1.6%
The Commons at Knoxville	University of Tennessee	708		625	88.3%	664	93.8%	(5.5)%	4.6%	(0.9)%
The Lofts	University of Central Florida	730		675	92.5%	720	98.6%	(6.2)%	4.7%	(1.5)%
The Reserve on West 31st	University of Kansas	719		566	78.7%	612	85.1%	(6.4)%	2.3%	(4.1)%
The Pointe at South Florida	University of South Florida	1,002		916	91.4%	985	98.3%	(6.9)%	6.4%	(0.6)%
The Reserve at Athens	University of Georgia	612		554	90.5%	609	99.5%	(9.0)%	5.2%	(3.8)%
The Reserve on South College	Auburn University	576		523	90.8%	576	100.0%	(9.2)%	8.3%	(0.9)%
The Commons	Florida State University	732		622	85.0%	714	97.5%	(12.5)%	5.5%	(7.2)%
The Reserve at Star Pass	University of Arizona	1,020		645	63.2%	786	77.1%	(13.8)%	4.9%	(8.9)%
The Reserve at Saluki Pointe	Southern Illinois University	768		649	84.5%	759	98.8%	(14.3)%	4.5%	(9.8)%
University Towers	North Carolina State University	953		809	84.9%	953	100.0%	(15.1)%	3.8%	(11.3)%
College Station at West Lafayette	Purdue University	960		752	78.3%	919	95.7%	(17.4)%	2.2%	(15.3)%
The Avenue at Southern	Georgia Southern University	624		478	76.6%	603	96.6%	(20.0)%	5.5%	(14.5)%
Same-communities		20,761		18,788	90.5%	19,671	94.7%	(4.2)%	5.1%	0.9%

(1) These communities were sold after the completion of the current leasing season. Excluding these communities, same-community opening occupancy change would have been (4.5%), the rate increase would have been 5.0% and the total revenue growth would have been 0.5%.

Third Quarter 2012	Page 9

Same-Community Leasing Results - Sorted by Rate Change

		Design		2012-2013		2011-2012		Change In
Community	Primary University	Beds		Leases	%	Leases	%	Occupancy	Rate	Revenue
Campus Creek	University of Mississippi	636		636	100.0%	636	100.0%	—%	15.6%	15.6%
The Reserve on South College	Auburn University	576		523	90.8%	576	100.0%	(9.2)%	8.3%	(0.9)%
Pointe West	University of South Carolina	480		480	100.0%	471	98.1%	1.9%	7.5%	9.2%
The Reserve on Frankford	Texas Tech University	737	(1)	677	91.9%	715	97.0%	(5.2)%	6.8%	1.6%
The Reserve at Columbia	University of Missouri	676		676	100.0%	673	99.6%	0.4%	6.7%	7.1%
The Pointe at South Florida	University of South Florida	1,002		916	91.4%	985	98.3%	(6.9)%	6.4%	(0.6)%
The Pointe	Pennsylvania State University	984		983	99.9%	984	100.0%	(0.1)%	6.3%	6.2%
The Reserve on Perkins	Oklahoma State University	732		726	99.2%	710	97.0%	2.2%	6.0%	8.2%
Cape Trails	Southeast Missouri State University	360		360	100.0%	360	100.0%	—%	5.7%	5.7%
University Village on Colvin	Syracuse University	432		432	100.0%	431	99.8%	0.2%	5.6%	5.8%
The Commons	Florida State University	732		622	85.0%	714	97.5%	(12.5)%	5.5%	(7.2)%
The Avenue at Southern	Georgia Southern University	624		478	76.6%	603	96.6%	(20.0)%	5.5%	(14.5)%
Carrollton Crossing	University of West Georgia	336		336	100.0%	336	100.0%	—%	5.3%	5.3%
Campus Lodge	University of Florida	1,115		1,053	94.4%	1,078	96.7%	(2.3)%	5.3%	3.0%
The Reserve at Athens	University of Georgia	612		554	90.5%	609	99.5%	(9.0)%	5.2%	(3.8)%
GrandMarc at the Corner	University of Virginia	641		574	89.5%	573	89.4%	0.2%	4.9%	5.1%
The Reserve at Star Pass	University of Arizona	1,020		645	63.2%	786	77.1%	(13.8)%	4.9%	(8.9)%
NorthPointe	University of Arizona	912	(1)	871	95.5%	856	93.9%	1.6%	4.8%	6.4%
The Lofts	University of Central Florida	730		675	92.5%	720	98.6%	(6.2)%	4.7%	(1.5)%
Commons on Kinnear	The Ohio State University	502		501	99.8%	502	100.0%	(0.2)%	4.6%	4.4%
The Commons at Knoxville	University of Tennessee	708		625	88.3%	664	93.8%	(5.5)%	4.6%	(0.9)%
The Reserve at Saluki Pointe	Southern Illinois University	768		649	84.5%	759	98.8%	(14.3)%	4.5%	(9.8)%
Players Club	Florida State University	336		336	100.0%	336	100.0%	—%	4.3%	4.3%
Wertland Square	University of Virginia	152		152	100.0%	152	100.0%	—%	3.9%	3.9%
University Towers	North Carolina State University	953		809	84.9%	953	100.0%	(15.1)%	3.8%	(11.3)%
River Pointe	University of West Georgia	504		495	98.2%	472	93.7%	4.6%	3.6%	8.2%
College Grove	Middle Tennessee State University	864		796	92.1%	736	85.2%	6.9%	3.3%	10.2%
Jefferson Commons	University of Virginia	82		82	100.0%	82	100.0%	—%	2.4%	2.4%
The Reserve on West 31st	University of Kansas	719		566	78.7%	612	85.1%	(6.4)%	2.3%	(4.1)%
College Station at West Lafayette	Purdue University	960		752	78.3%	919	95.7%	(17.4)%	2.2%	(15.3)%
The Pointe at Western	Western Michigan University	876		808	92.2%	668	76.3%	16.0%	(1.8)%	14.2%
Same-communities		20,761		18,788	90.5%	19,671	94.7%	(4.2)%	5.1%	0.9%

(1) These communities were sold after the completion of the current leasing season. Excluding these communities, same-community opening occupancy change would have been (4.5%), the rate increase would have been 5.0% and the total revenue growth would have been 0.5%.

Third Quarter 2012	Page 10

Same-Community Leasing Results - Sorted by Revenue Change

		Design		2012-2013		2012-2013		Change In
Community	Primary University	Beds		Leases	%	Leases	%	Occupancy	Rate	Revenue
Campus Creek	University of Mississippi	636		636	100.0%	636	100.0%	—%	15.6%	15.6%
The Pointe at Western	Western Michigan University	876		808	92.2%	668	76.3%	16.0%	(1.8)%	14.2%
College Grove	Middle Tennessee State University	864		796	92.1%	736	85.2%	6.9%	3.3%	10.2%
Pointe West	University of South Carolina	480		480	100.0%	471	98.1%	1.9%	7.5%	9.2%
The Reserve on Perkins	Oklahoma State University	732		726	99.2%	710	97.0%	2.2%	6.0%	8.2%
River Pointe	University of West Georgia	504		495	98.2%	472	93.7%	4.6%	3.6%	8.2%
The Reserve at Columbia	University of Missouri	676		676	100.0%	673	99.6%	0.4%	6.7%	7.1%
NorthPointe	University of Arizona	912	(1)	871	95.5%	856	93.9%	1.6%	4.8%	6.4%
The Pointe	Pennsylvania State University	984		983	99.9%	984	100.0%	(0.1)%	6.3%	6.2%
University Village on Colvin	Syracuse University	432		432	100.0%	431	99.8%	0.2%	5.6%	5.8%
Cape Trails	Southeast Missouri State University	360		360	100.0%	360	100.0%	—%	5.7%	5.7%
Carrollton Crossing	University of West Georgia	336		336	100.0%	336	100.0%	—%	5.3%	5.3%
GrandMarc at the Corner	University of Virginia	641		574	89.5%	573	89.4%	0.2%	4.9%	5.1%
Commons on Kinnear	The Ohio State University	502		501	99.8%	502	100.0%	(0.2)%	4.6%	4.4%
Players Club	Florida State University	336		336	100.0%	336	100.0%	—%	4.3%	4.3%
Wertland Square	University of Virginia	152		152	100.0%	152	100.0%	—%	3.9%	3.9%
Campus Lodge	University of Florida	1,115		1,053	94.4%	1,078	96.7%	(2.3)%	5.3%	3.0%
Jefferson Commons	University of Virginia	82		82	100.0%	82	100.0%	—%	2.4%	2.4%
The Reserve on Frankford	Texas Tech University	737	(1)	677	91.9%	715	97.0%	(5.2)%	6.8%	1.6%
The Pointe at South Florida	University of South Florida	1,002		916	91.4%	985	98.3%	(6.9)%	6.4%	(0.6)%
The Commons at Knoxville	University of Tennessee	708		625	88.3%	664	93.8%	(5.5)%	4.6%	(0.9)%
The Reserve on South College	Auburn University	576		523	90.8%	576	100.0%	(9.2)%	8.3%	(0.9)%
The Lofts	University of Central Florida	730		675	92.5%	720	98.6%	(6.2)%	4.7%	(1.5)%
The Reserve at Athens	University of Georgia	612		554	90.5%	609	99.5%	(9.0)%	5.2%	(3.8)%
The Reserve on West 31st	University of Kansas	719		566	78.7%	612	85.1%	(6.4)%	2.3%	(4.1)%
The Commons	Florida State University	732		622	85.0%	714	97.5%	(12.5)%	5.5%	(7.2)%
The Reserve at Star Pass	University of Arizona	1,020		645	63.2%	786	77.1%	(13.8)%	4.9%	(8.9)%
The Reserve at Saluki Pointe	Southern Illinois University	768		649	84.5%	759	98.8%	(14.3)%	4.5%	(9.8)%
University Towers	North Carolina State University	953		809	84.9%	953	100.0%	(15.1)%	3.8%	(11.3)%
The Avenue at Southern	Georgia Southern University	624		478	76.6%	603	96.6%	(20.0)%	5.5%	(14.5)%
College Station at West Lafayette	Purdue University	960		752	78.3%	919	95.7%	(17.4)%	2.2%	(15.3)%
Same-communities		20,761		18,788	90.5%	19,671	94.7%	(4.2)%	5.1%	0.9%

(1) These communities were sold after the completion of the current leasing season. Excluding these communities, same-community opening occupancy change would have been (4.5%), the rate increase would have been 5.0% and the total revenue growth would have been 0.5%.

Third Quarter 2012	Page 11

New-Community Leasing Results

		Design	2012-2013
Community	Primary University	Beds	Leases	%
New Developments
The Oaks on the Square	University of Connecticut	253	253	100.0%
Campus West	Syracuse University	312	303	97.1%
East Edge	University of Alabama	774	739	95.5%
Total New Developments		1,339	1,295	96.7%

New Acquisitions
Irish Row	University of Notre Dame	326	326	100.0%
Lotus Lofts	University of Colorado, Boulder	40	40	100.0%
The Reserve on Stinson	University of Oklahoma	612	612	100.0%
District on 5th	University of Arizona	764	762	99.8%
The Centre at Overton Park	Texas Tech University	401	395	98.6%
Campus Village	Michigan State University	355	347	97.7%
The Suites at Overton Park	Texas Tech University	965	936	97.0%
The Province	East Carolina University	728	700	96.2%
GrandMarc at Westberry Place	Texas Christian University	562	527	93.8%
The Berk	University of California at Berkeley	167	98	58.7%
University Village Towers	University of California at Riverside	554	277	50.0%
Total New Acquisitions		5,474	5,020	91.7%

Total New Communities		6,813	6,315	92.7%

Third Quarter 2012	Page 12

Owned Development Summary

(Amounts in thousands except bed counts)

Recently Completed Projects
Project	Project Type	Bed Count	Estimated Start Date	Date of Opening	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost
Syracuse University - Campus West	ONE Plan	312	In progress	August 2012	$29,747	100%	$29,747
University of Alabama	Joint Venture	774	In progress	August 2012	41,350	90%	37,215
University of Connecticut - Storrs Center Ph I	Wholly Owned	250	In progress	August 2012	24,240	100%	24,240
Total - Recently Completed		1,336			$95,337		$91,202

Active Projects
Project	Project Type	Bed Count	Estimated Start Date	Date of Opening	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR's Share of Development Cost to be Funded
The University of Texas at Austin	ONE Plan	622	In progress	Summer 2013	$66,570	100%	$66,570	$41,495
University of Kentucky - New Central Residence Hall	ONE Plan	601	In progress	Summer 2013	25,794	100%	25,794	20,077
University of Connecticut - Storrs Center Ph II	Wholly Owned	250	In progress	Summer 2013	24,396	100%	24,396	—
University of Mississippi	Joint Venture	668	In progress	Summer 2013	36,700	70%	25,690	—
Arizona State University - Phoenix	Joint Venture	609	In progress	Summer 2013	52,000	91.4%	47,528	—
Total - 2013 Deliveries		2,750			205,460		189,978	61,572

University of Colorado - Lotus Lofts	Wholly Owned	199	In progress	Summer 2014	19,757	100%	19,757	18,696
University of Kentucky - Haggin Site	ONE Plan	332	Spring 2013	Summer 2014	19,479	100%	19,479	19,478
University of Kentucky - Blazer Parking Site	ONE Plan	740	Spring 2013	Summer 2014	45,924	100%	45,924	45,923
University of Kentucky - Wildcat Lodge Site	ONE Plan	427	Spring 2013	Summer 2014	23,808	100%	23,808	23,807
University of Kentucky - Cooperstown Site	ONE Plan	818	Spring 2013	Summer 2014	44,491	100%	44,491	44,490
Total - 2014 Deliveries		2,516			153,459		153,459	152,394
Total Active Projects		5,266			$358,919		$343,437	$213,966

Mezzanine Investments
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Mezzanine Investment
Penn State University	Purchase Option	587	In progress	Summer 2013	$3,000

Third Quarter 2012	Page 13

Third-Party Development Summary

(Amounts in thousands except bed counts)

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Nine Months Ended September 30, 2012	Remaining Fees to Earn
Mansfield University of Pennsylvania Phase II	684	In progress	Summer 2013	$47,901	$1,781	$—	$87	$1,694
East Stroudsburg University - Pennsylvania Ph II	488	TBD	TBD	36,497	1,371	—	—	1,371
Bloomsburg University of Pennsylvania	500	TBD	TBD	TBD	TBD	—	—	—
Clarion University of Pennsylvania	718	Spring 2013	Summer 2014	48,795	1,852	—	—	1,852
West Chester University of Pennsylvania Phase II	653	Spring 2013	Summer 2014	54,877	1,559	—	—	1,559
Recently Awarded Projects - Total	3,043			$188,070	$6,563	$—	$87	$6,476

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

Third Quarter 2012	Page 14

Capital Structure

as of September 30, 2012
(dollars in thousands)

Total Debt to Gross Assets				Net Debt to Enterprise Value
Debt (1)	$322,631			Net Debt (1)	$195,008
Gross Assets (2)	$1,344,291			Market Equity (3)	1,243,559
Debt to Gross Assets	24.0%			Enterprise Value	$1,438,567
				Net Debt to Enterprise Value	13.6%
Interest coverage (TTM)	3.7	x
Net Debt to Adjusted EBITDA (TTM)	3.5	x

Total Debt Outstanding
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$222,645	5.85%	69.0%	4.00	years
Variable Rate - Mortgage Debt	36,487	4.95%	11.3%	7.25	years
Variable Rate - Construction Debt	63,499	2.34%	19.7%	2.04	years
Variable Rate - Unsecured Revolving Credit Facility	—	—%	—%	—	years
Total / Weighted Average	$322,631	5.06%	100.0%	3.98	years

Future Maturities
Fiscal Year Ending	Amortization	Maturities	Total	Percentage
2012	$951	$—	$951	0.3%
2013	3,788	33,384	37,172	11.5%
2014	12,432	53,482	65,914	20.4%
2015	5,280	21,743	27,023	8.4%
2016	2,392	65,258	67,650	21.0%
Thereafter	5,864	118,057	123,921	38.4%
Mortgage Debt (1)	30,707	291,924	322,631	100.0%
Unsecured Revolving Credit Facility	—	—	—
Gross Debt (1)	$30,707	$291,924	322,631
Less Cash			127,623
Net Debt			$195,008

(1) Excludes unamortized debt discount of $82.
(2) Excludes accumulated depreciation of $174,340 as of September 30, 2012.
(3) Market equity includes 113,020,825 shares of the Company's common stock and 1,067,163 operating partnership units and is calculated using $10.90 per share, the closing price of the Company's common stock on September 28, 2012.

Third Quarter 2012	Page 15

Community Listing - Owned

Name	Primary University Served	Acquisition Date	# of Beds	Name	Primary University Served	Acquisition Date		# of Beds

Players Club	Florida State University	Jan ’05	336	Cape Trails	Southeast Missouri State University	Jan ’06		360
The Commons	Florida State University	Jan ’05	732	Carrollton Crossing	University of West Georgia	Jan ’06		336
University Towers	North Carolina State University	Jan ’05	953	River Pointe	University of West Georgia	Jan ’06		504
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	The Avenue at Southern	Georgia Southern University	Jun ’06		624
The Pointe	Pennsylvania State University	Jan ’05	984	The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09		768
College Station at West Lafayette	Purdue University	Jan ’05	960	University Village on Colvin	Syracuse University	Aug '09		432
Commons on Kinnear	The Ohio State University	Jan ’05	502	GrandMarc at The Corner	University of Virginia	Oct '10		641
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020		Total Same-Community			18,879
The Lofts	University of Central Florida	Jan ’05	730
The Reserve at Athens	University of Georgia	Jan ’05	612	Wertland Square	University of Virginia	Mar ’11		152
The Reserve on West 31st	University of Kansas	Jan ’05	720	Jefferson Commons	University of Virginia	Mar ’11		82
The Reserve at Columbia	University of Missouri	Jan ’05	676	The Berk	University of California, Berkeley	May ’11		167
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	University Village Towers	University of California, Riverside	Sept '11		554
The Commons at Knoxville	University of Tennessee	Jan ’05	708	Lotus Lofts	University of Colorado, Boulder	Nov '11		40
The Pointe at Western	Western Michigan University	Jan ’05	876	Irish Row	University of Notre Dame	Nov '11		326
Campus Creek	University of Mississippi	Feb ’05	636	GrandMarc at Westberry Place	Texas Christian University	Dec '11		562
Pointe West	University of South Carolina	Mar ’05	480	The Reserve on Stinson	University of Oklahoma	Jan '12		612
College Grove	Middle Tennessee State University	Apr ’05	864	Campus West	Syracuse University	Aug '12		313
Campus Lodge	University of Florida	Jun ’05	1,115	East Edge	University of Alabama	Aug '12		774
The Reserve on South College	Auburn University	Jul ’05	576	Oaks on the Square	University of Connecticut	Aug '12		253
				The Province	East Carolina University	Sep '12		728
				District on 5th	University of Arizona	Oct '12	(1)	764
				Campus Village	Michigan State University	Oct '12	(1)	357
					Total New-Community			5,684
					Total Owned			24,563
(1) These communities were acquired in October 2012.

Note: 3949 Lindell at St. Louis University is excluded as it was damaged by fire on July 17, 2012 and is currently empty. The community was insured and it is the Company's intent to rebuild. Also the previously announced $75 million acquisition of two communities at Texas Tech University, with a total of 866 beds is scheduled to close in the fourth quarter. These assets are not included in this listing at this time.

Third Quarter 2012	Page 16

Investor Relations

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Chief Operating Officer

Corporate Headquarters	Investor Relations
EdR	ICR, LLC
999 South Shady Grove Road, Suite 600	Brad Cohen
Memphis, TN 38120	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #
Bank of America - Merrill	Jana Galan	(646) 855-3081
Goldman Sachs & Co.	Matthew Rand	(212) 902-4227
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
Hilliard Lyons	Carol Kemple	(502) 588-1839
Janney Capital Markets	Daniel Donlan	(215) 665-6476
JMP Securities	Mitch Germain	(212) 906-3546
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
MLV & Co., LLC	Ryan Meliker	(212) 542-5872
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Ross Nussbaum	(212) 713-2484

Third Quarter 2012	Page 17

Definitions

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months.
Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

GAAP
U.S. generally accepted accounting principles.

FFO
Funds from operations as defined by the National Association of Real Estate Investment Trusts.

Third Quarter 2012	Page 18

Safe Harbor

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.

Third Quarter 2012	Page 19